SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 30, 2004 (March 29, 2004)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19532 (Commission File Number)	62-1474680 (IRS Employer Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 03/29/04

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Number	Exhibit
99.1	Press Release dated March 29, 2004 reporting results for the fourth quarter and twelve months ended December 31, 2003.

Item 12.   Results of Operations and Financial Condition.

     On March 29, 2004, the Company issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the fourth quarter and twelve months ended December 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn A. O’Hara Name: Marilyn A. O’Hara Title: Chief Financial and Accounting Officer

Date: March 30, 2004

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 29, 2004 reporting results for the fourth quarter and twelve months ended December 31, 2003.